UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2004

BEAR STEARNS ASSET BACKED SECURITIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-91334 (Commission File Number)	13-3836437 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York, (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities Trust 2004-HE1, Asset Backed Certificates, Series 2004-HE1, which was made on June 25, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.05 of the Pooling and Servicing Agreement for the distribution on June 25, 2004.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES, INC., REGISTRANT

Date: June 30, 2004	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Administrator:
Megan Olson 312.904.6709
megan.olson@abnamro.com
Analyst:
Elizabeth Kwon 714.238.6752
elizabeth.kwon@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Recon Summary - BS003HE1
Bond Interest Reconciliation
Rating Information
Asset-Backed Facts ~ 15 Month Status Summary Part I
Asset-Backed Facts ~ 15 Month Status Summary Part II
Asset-Backed Facts ~ 15 Month Payoff/Loss Summary
Realized Loss Detail
Page 2-5
Page 6-9

Page 12-15
Page 16-19
Page 20-23

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS004HE1
BS004HE1_200406_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Jan-04
25-Feb-04
27-Feb-34
Parties to The Transaction
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's Rating Services/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.527260%
1.100000%
1.300000%
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
338
REMIC II
Statement Date:
ABN AMRO Acct: 721675.1
795.958966041
53.348883017
0.000000000
742.610083024
0.891031898
1.500000000%
0.00
0.00
0.000000000
1.30000000%
0.000000000
07384YPS9
I-A-1
53,358,000.00
42,470,778.51
2,846,589.70
0.00
39,624,188.81
47,543.68
1000.000000000
0.000000000
0.000000000
1000.000000000
1.506944516
1.950000000%
0.00
0.00
0.000000000
1.75000000%
0.000000000
07384YPT7
I-A-2
42,697,000.00
42,697,000.00
0.00
0.00
42,697,000.00
64,342.01
889.563172026
38.835955526
0.000000000
850.727216500
1.087738068
1.620000000%
0.00
0.00
0.000000000
1.42000000%
0.000000000
07384YPU4
II-A-1
136,799,000.00
121,691,352.37
5,312,719.88
0.00
116,378,632.49
148,801.48
889.563172577
38.835955655
0.000000000
850.727216922
1.187319560
1.750000000%
0.00
0.00
0.000000000
1.55000000%
0.000000000
07384YPV2
II-A-2
15,199,000.00
13,520,470.66
590,267.69
0.00
12,930,202.97
18,046.07
901.745920149
35.987340238
0.000000000
865.758579911
1.102634859
1.620000000%
0.00
0.00
0.000000000
1.42000000%
0.000000000
07384YPW0
III-A
149,378,000.00
134,701,002.06
5,375,716.91
0.00
129,325,285.15
164,709.39
1000.000000000
0.000000000
0.000000000
1000.000000000
1.506944551
1.950000000%
0.00
0.00
0.000000000
1.75000000%
0.000000000
07384YPX8
M-1
33,851,000.00
33,851,000.00
0.00
0.00
33,851,000.00
51,011.58
1000.000000000
0.000000000
0.000000000
1000.000000000
2.066666667
2.600000000%
0.00
0.00
0.000000000
2.40000000%
0.000000000
07384YPY6
M-2
27,081,000.00
27,081,000.00
0.00
0.00
27,081,000.00
55,967.40
1000.000000000
0.000000000
0.000000000
1000.000000000
2.238889015
2.800000000%
0.00
0.00
0.000000000
2.60000000%
0.000000000
07384YPZ3
M-3
8,776,000.00
8,776,000.00
0.00
0.00
8,776,000.00
19,648.49
1000.000000000
0.000000000
0.000000000
1000.000000000
2.454166283
3.050000000%
0.00
0.00
0.000000000
2.85000000%
0.000000000
07384YQA7
M-4
6,519,000.00
6,519,000.00
0.00
0.00
6,519,000.00
15,998.71
1000.000000000
0.000000000
0.000000000
1000.000000000
2.669444444
3.300000000%
0.00
0.00
0.000000000
3.10000000%
0.000000000
07384YQB5
M-5
7,272,000.00
7,272,000.00
0.00
0.00
7,272,000.00
19,412.20
1000.000000000
0.000000000
0.000000000
1000.000000000
4.391667198
5.300000000%
0.00
0.00
0.000000000
5.10000000%
0.000000000
07384YQC3
M-6
6,268,000.00
6,268,000.00
0.00
0.00
6,268,000.00
27,526.97
1000.000000000
0.000000000
0.000000000
1000.000000000
143.409020120
0.00
0.00
0.000000000
N/A
0.000000000
07384YQD1
CE
14,292,725.09
14,292,725.09
0.00
0.00
14,292,725.09
2,049,705.70
1000.000000000
0.000000000
0.000000000
1000.000000000
2744838.700000000
0.00
274,483.87
2744838.700000000
N/A
0.000000000
N
07384YQE9
P
100.00
100.00
0.00
0.00
100.00
274,483.87
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YQF6
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YQG4
R-II
0.00
0.00
0.00
0.00
0.00
0.00
23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.527260%
1.100000%
1.300000%
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
338
REMIC II
Statement Date:
ABN AMRO Acct: 721675.1
Total P&I Payment
0.00
274,483.87
501,490,725.09
459,140,328.69
17,082,491.73
Total
445,015,034.51
14,125,294.18
0.00
2,957,197.55
23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.527260%
1.100000%
1.300000%
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
338
REMIC III
Statement Date:
ABN AMRO Acct: 721675.1
1000.000000000
0.000000000
0.000000000
1000.000000000
143.409020120
0.00
2,049,705.70
143.409020120
N/A
0.000000000
07384YQD1
CE
14,292,725.09
14,292,725.09
0.00
0.00
14,292,725.09
2,049,705.70
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSP747
R-III
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
2,049,705.70
14,292,725.09
14,292,725.09
2,049,705.70
Total
14,292,725.09
0.00
0.00
2,049,705.70
23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.527260%
1.100000%
1.300000%
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
338
REMIC IV
Statement Date:
ABN AMRO Acct: 721675.1
1000.000000000
0.000000000
0.000000000
1000.000000000
2744838.700000000
0.00
274,483.87
2744838.700000000
N/A
0.000000000
07384YQE9
P
100.00
100.00
0.00
0.00
100.00
274,483.87
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YQH2
RX
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
274,483.87
100.00
100.00
274,483.87
Total
100.00
0.00
0.00
274,483.87
23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Statement Date:
Cash Reconciliation Summary
Interest Summary
Total Trustee Fees
Available Interest
2,963,932.59
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
390,967.17
)
(198,748.49
13,933,075.50
0.00
0.00
0.00
17,090,604.19
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
459,140,328.70
390,967.17
13,734,327.01
0.00
0.00
0.00
445,015,034.52
3,063
84
0
0
2,979
178,500.88
Extra Principal
Trigger Event
No
0.00
14,125,294.18
Over Collateralization Amt
14,292,725.10
Less Extra Principal
Remittance Interest
0.00
2,963,932.59
0.00
13,734,327.01
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,377.42
2,965,310.01
Total Fees
179,973.60
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.74
0
6,735.05
1,377.42
LPMI Fees
95.29
0.00
0.00
0.00
0.00

23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Statement Date:
Cash Reconciliation Summary Fixed Loans
Interest Summary
Total Trustee Fees
Available Interest
883,763.18
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
148,117.82
)
(6,134.44
2,856,900.56
0.00
0.00
0.00
3,883,065.23
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
139,368,323.02
148,117.82
2,850,766.12
0.00
0.00
0.00
136,369,439.08
1,246
24
0
0
1,222
57,071.38
Extra Principal
Trigger Event
No
0.00
2,998,883.94
Over Collateralization Amt
14,292,725.10
Less Extra Principal
Remittance Interest
0.00
883,763.18
0.00
2,850,766.12
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(418.10
884,181.29
Total Fees
57,489.49
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.74
0
0.00
418.10
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Statement Date:
Cash Reconciliation Summary 228 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
1,978,402.38
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
231,044.60
7,475.17
10,353,381.90
0.00
0.00
0.00
12,571,219.19
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
305,047,981.59
231,044.60
10,360,857.07
0.00
0.00
0.00
294,456,079.92
1,736
57
0
0
1,679
115,836.64
Extra Principal
Trigger Event
No
0.00
10,591,901.67
Over Collateralization Amt
14,292,725.10
Less Extra Principal
Remittance Interest
0.00
1,978,402.38
0.00
10,360,857.07
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(915.14
1,979,317.52
Total Fees
116,847.07
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.74
0
0.00
915.14
LPMI Fees
95.29
0.00
0.00
0.00
0.00

23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Statement Date:
Cash Reconciliation Summary 327 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
101,767.03
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
11,804.75
)
(200,089.22
722,793.04
0.00
0.00
0.00
636,319.77
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
14,724,024.09
11,804.75
522,703.82
0.00
0.00
0.00
14,189,515.52
81
3
0
0
78
5,592.87
Extra Principal
Trigger Event
No
0.00
534,508.57
Over Collateralization Amt
14,292,725.10
Less Extra Principal
Remittance Interest
0.00
101,767.03
0.00
522,703.82
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(44.17
101,811.20
Total Fees
5,637.04
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.74
0
0.00
44.17
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Bond Interest Reconciliation
Prior
Other
Additions
Interest
Losses
Current
Cumulative
Accrual
Risk Carry-
forward Amt
Interest
Interest
Payment
Amount
Interest
Certificate
Interest
Losses
Shortfall
Int. Carry-
Proceeds
Risk Carry-
Certificate
Agreement
Amt Deposited
From YM
Method Days
Basis
Remaining
Statement Date:
Distributable
Prior
Applied Realized
Remaining
Int. Carry-
forward Amt
Principal
Principal
Extra
Prepayments
Shortfalls
Net
Cap
Rate
Y/N
0.00
0.00
0.00
I-A-1
31
47,543.68
0.00
47,543.68
47,543.68
Act/360
0.00
0.00
0.00
0.00
2,748,580.13
N
0.00
0.00
0.00
0.00
0.00
I-A-2
31
64,342.01
0.00
64,342.01
64,342.01
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
II-A-1
31
148,801.48
0.00
148,801.48
148,801.48
Act/360
0.00
0.00
0.00
0.00
5,175,403.68
N
0.00
0.00
0.00
0.00
0.00
II-A-2
31
18,046.07
0.00
18,046.07
18,046.07
Act/360
0.00
0.00
0.00
0.00
575,011.23
N
0.00
0.00
0.00
0.00
0.00
III-A
31
164,709.39
0.00
164,709.39
164,709.39
Act/360
0.00
0.00
0.00
0.00
5,235,331.97
N
0.00
0.00
0.00
0.00
0.00
M-1
31
51,011.58
0.00
51,011.58
51,011.58
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-2
31
55,967.40
0.00
55,967.40
55,967.40
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-3
31
19,648.49
0.00
19,648.49
19,648.49
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-4
31
15,998.71
0.00
15,998.71
15,998.71
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-5
31
19,412.20
0.00
19,412.20
19,412.20
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-6
31
27,526.97
0.00
27,526.97
27,526.97
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
P
30
0.00
0.00
274,483.87
274,483.87
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
CE
30
2,049,705.70
0.00
2,049,705.70
2,049,705.70
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
2,682,713.68
2,957,197.55
2,957,197.55
0.00
0.00
0.00
0.00
13,734,327.01
0.00
0.00
(2) Principal Prepayments include the Extra Principal Amount
23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-I
07384YQF6
NR
NR
NR
I-A-1
07384YPS9
NR
Aaa
AAA
I-A-2
07384YPT7
NR
Aaa
AAA
II-A-1
07384YPU4
NR
Aaa
AAA
II-A-2
07384YPV2
NR
Aaa
AAA
III-A
07384YPW0
NR
Aaa
AAA
M-1
07384YPX8
NR
Aa2
AA
M-2
07384YPY6
NR
A2
A
M-3
07384YPZ3
NR
A3
A-
M-4
07384YQA7
NR
Baa1
BBB+
M-5
07384YQB5
NR
Baa2
BBB
M-6
07384YQC3
NR
Baa3
BBB-
R-II
07384YQG4
NR
NR
NR
CE
07384YQD1
NR
NR
NR
R-III
9ABSP747
NR
NR
NR
P
07384YQE9
NR
NR
NR
RX
07384YQH2
NR
NR
NR

23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
2.11%
2.05%
0.57%
0.45%
7
0.23%
509,000
0.11%
0.23%
0.25%
0.00%
0.00%
25-Jun-04
63
9,103,848
17
1,997,643
7
1,108,082
0
0
2,885
432,296,461
96.84%
97.14%
1.44%
1.54%
0.49%
0.43%
2
0.07%
419,175
0.09%
0.16%
0.13%
0.00%
0.00%
25-May-04
44
7,068,704
15
1,985,482
5
593,207
0
0
2,997
449,073,762
97.85%
97.81%
1.08%
1.02%
0.41%
0.38%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Apr-04
34
4,846,369
13
1,801,524
0
0
0
0
3,090
466,303,738
98.50%
98.59%
1.41%
1.24%
0.03%
0.08%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
45
6,015,084
1
363,144
0
0
0
0
3,143
477,717,335
98.56%
98.68%
0.06%
0.06%
0.03%
0.06%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-04
2
272,225
1
289,131
0
0
0
0
3,233
493,287,206
99.91%
99.89%

23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Fixed Loans
1.47%
1.07%
0.49%
0.36%
7
0.57%
509,000
0.37%
0.16%
0.08%
0.00%
0.00%
25-Jun-04
18
1,458,962
6
492,833
2
109,639
0
0
1,189
133,799,005
97.30%
98.12%
1.36%
1.27%
0.64%
0.40%
1
0.08%
56,585
0.04%
0.08%
0.05%
0.00%
0.00%
25-May-04
17
1,775,765
8
557,514
1
64,804
0
0
1,219
136,913,655
97.83%
98.24%
1.19%
1.13%
0.56%
0.29%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Apr-04
15
1,606,135
7
411,930
0
0
0
0
1,238
140,548,965
98.25%
98.58%
2.08%
1.59%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
20
1,700,996
0
0
0
0
0
0
942
105,510,141
97.92%
98.41%
0.00%
0.00%
0.10%
0.26%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-04
0
0
1
289,131
0
0
0
0
973
109,356,742
99.90%
99.74%

23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
228 ARM Loans
2.56%
2.52%
0.66%
0.51%
0
0.00%
0
0.00%
0.30%
0.34%
0.00%
0.00%
25-Jun-04
43
7,426,703
11
1,504,810
5
998,443
0
0
1,620
284,526,124
96.49%
96.63%
1.56%
1.74%
0.40%
0.47%
1
0.06%
362,590
0.12%
0.23%
0.17%
0.00%
0.00%
25-May-04
27
5,292,939
7
1,427,967
4
528,403
0
0
1,697
297,436,083
97.75%
97.50%
1.00%
1.00%
0.33%
0.44%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Apr-04
18
3,144,535
6
1,389,594
0
0
0
0
1,771
311,018,318
98.66%
98.56%
0.97%
1.11%
0.11%
0.20%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
9
2,057,619
1
363,144
0
0
0
0
916
182,581,964
98.92%
98.69%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-04
0
0
0
0
0
0
0
0
143
56,680,894
100.00%
100.00%

23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
327 ARM Loans
2.56%
1.54%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
2
218,184
0
0
0
0
0
0
76
13,971,332
97.44%
98.46%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-04
0
0
0
0
0
0
0
0
81
14,724,024
100.00%
100.00%
1.22%
0.65%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Apr-04
1
95,699
0
0
0
0
0
0
81
14,736,455
98.78%
99.35%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
0
0
0
0
0
0
0
0
7
3,114,526
100.00%
100.00%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-04
0
0
0
0
0
0
0
0
8
3,456,666
100.00%
100.00%

23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
25-Jun-04
0
0
0
0
0
0
1
160,242
7
1,108,082
64,554
1
0.00%
0.00%
0.00%
0.00%
0.23%
0.25%
0.00%
0.00% 0.03%
0.04% 0.03%
0.01%
0.00%
-0.00%
0.44%
0.25%
0
0
13
1,099,042
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-04
0
0
0
0
0
0
1
64,586
5
593,207
0
0
0.00%
0.00%
0.00%
0.00%
0.16%
0.13%
0.00%
0.00% 0.03%
0.01% 0.00%
0.00%
0.00%
0.00%
0.26%
0.11%
0
0
8
496,307
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed Loans
25-Jun-04
0
0
0
0
0
0
0
0
2
109,639
64,554
1
0.00%
0.00%
0.00%
0.00%
0.16%
0.08%
0.00%
0.00% 0.00%
0.00% 0.08%
0.05%
0.00%
0.00%
0.74%
0.33%
0
0
9
443,826
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-04
0
0
0
0
0
0
1
64,586
1
64,804
0
0
0.00%
0.00%
0.00%
0.00%
0.08%
0.05%
0.00%
0.00% 0.08%
0.05% 0.00%
0.00%
0.00%
0.00%
0.40%
0.11%
0
0
5
154,659
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - 228 ARM Loans
25-Jun-04
0
0
0
0
0
0
1
160,242
5
998,443
0
0
0.00%
0.00%
0.00%
0.00%
0.30%
0.34%
0.00%
0.00% 0.06%
0.05% 0.00%
0.00%
0.00%
0.00%
0.24%
0.22%
0
0
4
655,215
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-04
0
0
0
0
0
0
0
0
4
528,403
0
0
0.00%
0.00%
0.00%
0.00%
0.23%
0.17%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.17%
0.11%
0
0
3
341,647
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - 327 ARM Loans
25-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-Jun-04
2,979
90.11%
445,015,035
88.74%
2.74%
3.03%
0
0.00%
0
0.00%
338
7.53%
7.02%
84
13,933,075
0.00
0.00%
0.00
0.00
0.00
25-May-04
3,063
92.65%
459,140,329
91.56%
2.36%
2.83%
0
0.00%
0
0.00%
340
7.53%
7.02%
74
13,389,847
0.00
0.00%
0.00
0.00
0.00
26-Apr-04
3,137
94.89%
472,951,631
94.31%
1.63%
2.17%
0
0.00%
0
0.00%
341
7.53%
7.02%
52
10,480,731
0.00
0.00%
0.00
0.00
0.00
25-Mar-04
3,189
96.46%
484,095,563
96.53%
1.45%
1.88%
0
0.00%
0
0.00%
342
7.52%
7.02%
47
9,286,564
0.00
0.00%
0.00
0.00
0.00
25-Feb-04
3,236
97.88%
493,848,561
98.48%
2.12%
1.44%
0
0.00%
0
0.00%
343
7.53%
7.03%
70
7,219,912
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed Loans
25-Jun-04
1,222
36.96%
136,369,439
27.19%
1.93%
2.05%
0
0.00%
0
0.00%
306
7.79%
7.29%
24
2,856,901
0.00
0.00%
0.00
0.00
0.00
25-May-04
1,246
37.69%
139,368,323
27.79%
1.11%
2.13%
0
0.00%
0
0.00%
307
7.78%
7.28%
14
3,037,398
0.00
0.00%
0.00
0.00
0.00
26-Apr-04
1,260
38.11%
142,567,030
28.43%
1.02%
1.49%
0
0.00%
0
0.00%
308
7.78%
7.28%
13
2,166,517
0.00
0.00%
0.00
0.00
0.00
25-Mar-04
962
29.10%
107,211,137
21.38%
1.23%
2.09%
0
0.00%
0
0.00%
303
7.81%
7.30%
12
2,295,355
0.00
0.00%
0.00
0.00
0.00
25-Feb-04
974
29.46%
109,645,873
21.86%
2.01%
1.24%
0
0.00%
0
0.00%
304
7.82%
7.32%
20
1,375,098
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
228 ARM Loans
25-Jun-04
1,679
50.79%
294,456,080
58.72%
3.28%
3.39%
0
0.00%
0
0.00%
353
7.43%
6.92%
57
10,353,382
0.00
0.00%
0.00
0.00
0.00
25-May-04
1,736
52.51%
305,047,982
60.83%
3.29%
3.25%
0
0.00%
0
0.00%
354
7.43%
6.93%
59
10,258,153
0.00
0.00%
0.00
0.00
0.00
26-Apr-04
1,795
54.30%
315,552,447
62.92%
2.02%
2.44%
0
0.00%
0
0.00%
355
7.43%
6.93%
37
7,909,441
0.00
0.00%
0.00
0.00
0.00
25-Mar-04
926
28.01%
185,002,728
36.89%
1.80%
2.26%
0
0.00%
0
0.00%
356
7.33%
6.82%
17
4,286,344
0.00
0.00%
0.00
0.00
0.00
25-Feb-04
143
4.33%
56,680,894
11.30%
0.69%
0.84%
0
0.00%
0
0.00%
357
7.18%
6.67%
1
479,392
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
327 ARM Loans
25-Jun-04
78
2.36%
14,189,516
2.83%
3.70%
4.91%
0
0.00%
0
0.00%
352
7.12%
6.61%
3
722,793
0.00
0.00%
0.00
0.00
0.00
25-May-04
81
2.45%
14,724,024
2.94%
1.22%
0.64%
0
0.00%
0
0.00%
353
7.11%
6.61%
1
94,296
0.00
0.00%
0.00
0.00
0.00
26-Apr-04
82
2.48%
14,832,154
2.96%
2.38%
2.62%
0
0.00%
0
0.00%
354
7.13%
6.63%
2
404,773
0.00
0.00%
0.00
0.00
0.00
25-Mar-04
7
0.21%
3,114,526
0.62%
12.50%
9.82%
0
0.00%
0
0.00%
356
7.02%
6.52%
1
339,484
0.00
0.00%
0.00
0.00
0.00
25-Feb-04
8
0.24%
3,456,666
0.69%
0.00%
0.00%
0
0.00%
0
0.00%
357
7.02%
6.52%
0
0
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
23-Jun-2004 - 17:06 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..